UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     April 20, 2010 (April 19, 2010)

Park National Corporation

(Exact name of registrant as specified in its charter)

Ohio	1-13006	31-1179518
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 North Third Street, P.O. Box 3500, Newark, Ohio	43058-3500
(Address of principal executive offices)	(Zip Code)

(740) 349-8451

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 – Submission of Matters to a Vote of Security Holders

(a)
On April 19, 2010, Park National Corporation (“Park”) held its 2010 Annual Meeting of Shareholders (the “Annual Meeting”). At the close of business on the February 26, 2010 record date, 14,882,770 Park common shares were outstanding and entitled to vote. At the Annual Meeting, 12,106,551, or 81.35%, of the outstanding common shares entitled to vote were represented by proxy or in person.

(b)	(i) Directors elected at the Annual Meeting for a three year term to expire at the 2013 Annual Meeting of Shareholders:

		Number of Votes
	For	Withheld	Broker Non-Votes	Abstentions
Maureen Buchwald	9,611,932	158,892	2,335,727	N/A
Timothy S. McLain	9,627,959	142,865	2,335,727	N/A
Rick R. Taylor	9,632,216	138,608	2,335,727	N/A
Sarah Reese Wallace	9,635,357	135,467	2,335,727	N/A
Leon Zazworsky	9,186,755	584,069	2,335,727	N/A

Other directors whose term of office continued after the Annual Meeting:
C. Daniel DeLawder
Harry O. Egger
F. William Englefield IV
Stephen J. Kambeitz
John J. O’Neill
James J. Cullers
William T. McConnell
William A. Phillips
David L. Trautman

(ii)	With respect to the vote to approve, in a non-binding advisory vote, Park’s executive compensation disclosed in the proxy statement for the Annual Meeting:

	Number of Votes
For	Against	Broker Non-Votes	Abstain
11,567,114	362,115	N/A	177,322

(iii)	With respect to the vote to ratify the appointment of Crowe Horwath LLP as Park’s independent registered public accounting firm for the fiscal year ending December 31, 2010:

	Number of Votes
For	Against	Broker Non-Votes	Abstain
11,961,740	105,841	N/A	38,970

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK NATIONAL CORPORATION

Dated: April 20, 2010	By: /s/ John W. Kozak
John W. Kozak
Chief Financial Officer